UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 30, 2021

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive P.O. Box 619810 DFW Airport, Texas	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Former Chair of the Board

On November 30, 2021, Jason Mudrick resigned from his position as a member of the Board of Directors (“Board”) of Thryv Holdings, Inc. (the “Company”), as Chair of the Board, and as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board effective immediately. Mr. Mudrick’s decision to resign is not the result of any disagreement with the Company, the Board, or management, or any matter relating to the Company’s operations, policies or practices.

Appointment of Chair of the Board

On December 3, 2021, the Board appointed director Joe Walsh as Chair of the Board, effective immediately. Mr. Walsh also serves as the Company’s President and Chief Executive Officer.

Item 7.01.	Regulation FD Disclosure.

On December 6, 2021, the Company issued a press release with respect to the appointment of Mr. Walsh as Chair of the Board, the appointment of John Slater as Lead Independent Director and the resignation of Mr. Mudrick. A copy of such press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On December 3, 2021, the Board elected John Slater as Lead Independent Director, effective immediately. Mr. Slater is the Company’s longest serving director, whose tenure dates back to 2009, and currently serves as Chair of the Audit Committee of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description
99.1	Press Release, dated as of December 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: December 6, 2021	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer